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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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     Date of Report (date of earliest event reported):  December 30, 1997

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                           SFORZA ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)

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       Florida                       000-23251                  65-0705377

(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
 of incorporation)                                           Identification No.)


                              330 Clematis Street
                        West Palm Beach, Florida 33401

                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (561) 802-3535




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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.


     On December 30, 1997, Sforza Enterprises, Inc. (the "Company" or "Sforza") acquired a fifty-one percent (51%) equity interest in each of four limited partnerships, each of which owns (or will own) a Max's Grille Restaurant located in South Florida. Contemporaneously with these transactions, each partnership entered into a license agreement with Unique Restaurant Concepts, Inc. for the right to use the name "Max's Grille" and the right to use the Max's Grille Restaurant concept. Further, each limited partnership has entered into a management agreement with Unique Restaurant Concepts, Inc., setting forth the terms and conditions for the operation and management of the four restaurants. The foregoing transactions are those contemplated by the Company and previously disclosed in the definitive prospectus dated November 13, 1997 and contained in the Company's Registration Statement filed on Form 424(B)(4) (as amended) with the Securities and Exchange Commission on November 17, 1997 (the "Registration Statement").


Item 7.  FINANCIAL STATEMENTS.


     (a) Financial Statements required by this item were filed with the Registration Statement and are hereby incorporated herein.

     (b) Financial Statements required by this item were filed with the Registration Statement and are hereby incorporated herein.

     (c)  Exhibits:

           2.1     Partnership Interest Subscription Agreement
          10.1     Unique Brickell, Ltd. Amended and Restated Limited
                   Partnership Agreement
          10.2 Unique Weston, Ltd. Amended and Restated Limited Partnership Agreement
          10.3     Unique TBA, Ltd. Amended and Restated Limited Partnership
                   Agreement
          10.4 Max's Beach Grille, Ltd. Amended and Restated Limited Partnership Agreement
          10.5 License Agreement by and between Unique Restaurant Concepts, Inc. and Unique Brickell, Ltd.
          10.6 License Agreement by and between Unique Restaurant Concepts, Inc. and Unique Weston, Ltd.
          10.7 License Agreement by and between Unique Restaurant Concepts, Inc. and Unique TBA, Ltd.
          10.8 License Agreement by and between Unique Restaurant Concepts, Inc. and Max's Beach Grille, Ltd.
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          10.9     Management Agreement by and among Unique Restaurant Concepts,
                   Inc., Max's Beach Grille, Ltd., Unique Brickell, Ltd., Unique Weston, Ltd. and Unique TBA, Ltd.
          99.1     Press Release of the Company dated January 8, 1998


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               SFORZA ENTERPRISES, INC.
                               (Registrant)



Date: January 9, 1998          By:  /s/ Gerald J. Visconti, Jr.
                                  -------------------------------------
                                  Gerald J. Visconti, Jr.
                                  Vice President, Chief Financial Officer,
                                  Treasurer and Secretary

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